NORTHERN TRUST BANK OF FLORIDA, N.A.
                                 PROMISSORY NOTE

                                                     50562853-01 Note Number
                                   MASTER                Boca Raton, Florida
$150,000.00                                                   April 29, 1999
                                                   Maturity:  April 28, 2000

         FOR VALUE RECEIVED, the undersigned, and if more than one, each of them jointly and severally (hereinafter individually and collectively called "MAKER"), promises to pay to the order of Northern Trust Bank of Florida, N.A. (hereinafter, together with any subsequent holder hereof, called the "BANK" or "HOLDER"), at its office at 301 Yamato Road, Boca Raton, Florida 33431 or at such other place as HOLDER may from time to time designate, the principal sum of One Hundred Fifty Thousand Dollars and no/100 ($150,000.00) DOLLARS with interest thereon from the date hereof at:

         |X| An annual rate of interest equal to the Bank's Prime Rate (as hereinafter defined) plus _______________ (____%) percent per annum.. "Prime Rate" means the interest rate (but not necessarily the best or lowest rate charged borrowing customers of BANK), published or announced by BANK from time to time as its Prime Rate. The interest rate charged shall change with each change in the BANK's Prime Rate, such interest rate to be adjusted on any day of the month on which any change in said Prime Rate becomes effective; or

         [ ] A fixed simple interest rate of ____________________ (____%)
percent per annum.

         Principal shall be due and payable as follows (check one):

         [ ] In _____ consecutive _________________ installments, commencing
_________________________________, 19____, each in the amount of
$_____________________, with a final principal payment in the amount of $_____________________________________ being due and payable in full on
______________________, 19____.

         [ ] ON DEMAND
         [ ] ON DEMAND; however, if demand is not sooner made, then all outstanding principal hereunder shall be due and payable in full on ______________________________________________, 19_____.

         |X|      On April 28, 2000.

         [ ]   Pursuant to the terms and conditions of that certain
               _____________________________ dated _______________________, executed by and between MAKER and BANK.

         [ ]   Other (describe)

         Interest shall be due and payable as follows (check one):

         |X| Monthly, commencing on May 29, 1999, computed on the outstanding principal balance from time to time remaining, with all accrued and unpaid interest being due and payable in full with the final principal payment due hereunder.

         [ ] Quarterly, commencing on ___________________________________,
19____, computed on the outstanding principal balance from time to time remaining, with all accrued and unpaid interest being due and payable in full with the final principal payment due hereunder.

         [ ]   On ________________________________________, 19_____.

         [ ] Pursuant to the terms and conditions of that certain
___________________________________, dated _______________, executed by and between MAKER and BANK.

         [ ]  Other (describe) _________________________________________________
_________________________________________________

         If this Note is captioned "MASTER PROMISSORY NOTE" then, so long as no Event of Default has occurred hereunder, MAKER may borrow, repay and reborrow up to the principal amount of this Note.

         Interest hereunder shall be calculated on the basis of a 360 day year and shall be charged only on the sums advanced from the date of advance to the date of repayment. MAKER hereof does not intend or expect to pay, nor does BANK intend or expect to charge, accept or collect any interest which, when added to any commitment fee or any other charge upon the principal, shall be in excess of the highest lawful rate. Should acceleration, prepayment or any other charges upon the principal or any portion thereof result in the computation or earning of interest in excess of the highest lawful rate allowable under the law, then any and all such excess is hereby waived and shall be applied against the remaining principal balance. Without limiting the generality of the foregoing, and notwithstanding anything to the contrary contained herein or otherwise, no deposit of funds shall be required in connection with this loan in an amount which will, when deducted from the principal amount outstanding hereunder, cause the rate of interest hereunder to exceed the highest rate permitted by applicable law. All payments received hereunder shall be applied first to accrued interest and then to principal; however, in the event of any default hereunder, the BANK may, in its sole discretion, and in such order as it may choose, apply any payment to interest, principal, and/or lawful charges and expenses then accrued.

         Maker acknowledges that all accrued interest not paid when due shall be deemed to be an addition to the principal balance of this Note and such amount, together with any principal payment then due and unpaid, shall bear interest at the contract rate of this Note from such due date to the earlier of the date paid or to maturity of this Note, whether by its terms or acceleration and thereafter at the Default Rate (as hereinafter defined). MAKER further agrees that if any installment of principal or interest is not made within fifteen (15) calendar days of its due date, BANK shall have the right to charge and collect from MAKER a late charge equal to five (5%) percent of the amount of such payment.

         BANK's failure to collect or decision to waive delinquent interest or any late charge shall not constitute a waiver of any subsequent right to collect such delinquent interest and late charge.

         If any payment of principal or interest or other sum due hereunder is not made in full when due or if there occurs an Event of Default (as hereinafter defined), the entire unpaid principal balance, together with, accrued interest and all other sums due hereunder, shall at the option of the BANK become immediately due and payable without notice. Failure or exercise the option shall not constitute a waiver of the BANK's right to exercise such option. AFTER MATURITY OF THIS NOTE, WHETHER BY THE TERMS HEREOF OR BY THE BANK EXERCISING ITS RIGHTS TO ACCELERATE THIS NOTE, INTEREST SHALL ACCRUE ON THE PRINCIPAL BALANCE OUTSTANDING AT THE HIGHEST LAWFUL RATE OF INTEREST BUT NOT IN EXCESS OF TWENTY-FIVE PERCENT (25%) PER ANNUM (the "DEFAULT RATE").

         As security, for the payment of this Note, and any renewals, extensions or modifications hereof, and any other liabilities of the MAKER to the BANK, however or whenever created, MAKER hereby grants to the BANK a security interest in the following:

         Blanket lien on business assets.
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including, all proceeds thereof and rights arising in connection therewith.
If "NONE" is inserted in this space, then this Note is secured only by the property described in the next succeeding paragraph.

         Additionally, as security for the payment of this Note, including any renewals, extensions or modifications hereof as well as any other liabilities of MAKER to BANK, however or whenever created, MAKER hereby pledges to BANK and grants to BANK a security interest in any and all property of MAKER now or hereafter delivered to or left in or coming into the possession, control or custody of BANK, in any capacity whatsoever, including, without limitation, cash, stock and other dividends, any balance or share of any deposit, trust or agency account and all rights to subscribed for securities incident to, declared, or granted in connection with such property, and property described in collateral receipts or other documents signed or furnished by the MAKER, and any and all replacements of any of the foregoing, whether or not in the possession of BANK. All of the property securing MAKER's liabilities to the BANK will hereafter be referred to as the "Collateral."

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

         The Collateral shall serve as security for all liabilities, whether primary, secondary, direct, contingent, absolute, sole, joint or several, due or to become due, now existing or hereafter acquired or created, of each MAKER (including each MAKER and any other person executing this Note) to BANK, whether such liabilities arise in the ordinary course of business or not. It is expressly agreed that if the Collateral for this Note or any portion thereof is real estate, all covenants, conditions and agreements contained in the mortgage encumbering the real estate are hereby incorporated herein by reference and a default thereunder is a default under this Note. It is further agreed that if a separate security agreement is executed by MAKER in conjunction with this Note, all covenants, conditions and agreements contained in the security agreement are incorporated herein by reference and a default thereunder is a default under this Note. The BANK may continue to hold any pledged property deposited hereunder after the payment of this Note, if at the time of the payment and discharge hereof any of the parties liable for the payment hereof shall be then directly or contingently liable to the BANK as maker, endorser, surety or guarantor of any other note, draft, bill of exchange, or other instrument, or otherwise, and the BANK may thereafter exercise the rights with respect to said pledged property granted herein even though this Note shall have been surrendered to the MAKER.

         Each MAKER jointly and severally covenants and agrees with BANK as follows:

         1. At any time and from time to time BANK may accept additions to, releases, reductions, exchanges of or substitutions for the Collateral, as well as payments on account of the loan evidenced by this Note or increases of such loan or other loans which are secured in whole or in part by the Collateral, without in any way altering, impairing, diminishing or affecting the provisions of this Note or BANK's rights hereunder and with respect to the Collateral and without in any way altering, impairing, diminishing or affecting the liabilities of MAKER. BANK shall have no responsibility for ascertaining any maturities, calls, conversions, exchanges, offers, tenders or similar matters relating to any of the Collateral nor for informing the undersigned with respect to any thereof. BANK shall not be bound to take any steps necessary to preserve any rights in the Collateral against prior parties, and MAKER shall take all necessary steps for such purposes. Neither BANK nor its nominee shall be obligated to collect dividends or interest on or principal of any Collateral or give any notice with respect to it.

         2. BANK shall have, but shall not be limited to, the following rights, each of which may be exercised at any time and from time to time whether or not this Note is due: (a) to pledge or transfer this Note and the Collateral, and thereafter be relieved of all duties and responsibilities and relieved from any and all liability with respect to any pledged or transferred Collateral and any pledgee or transferee shall for all purposes stand in the place of BANK hereunder and have all the rights of BANK hereunder; (b) to transfer the whole or any part of the pledged Collateral into the name of itself or its nominee;
(c) to notify the MAKER to make payment to BANK of any amounts due or to become due on any Collateral and hold all payments received as additional Collateral and upon an occurrence of an Event of Default apply it on the principal or interest hereon or on any liabilities secured hereby; (d) to demand, sue for, collect, or make any compromise or settlement it deems desirable with reference to the Collateral; and (e) to take possession or control of any proceeds of the Collateral.

         3. If any one or more of the following Events of Default ("Events of Default") shall occur for any reason whatsoever (and whether such occurrences shall be voluntary or involuntary, or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body), that is to say: (a) failure of MAKER to perform any agreement hereunder or to pay in full, when due, any liability whatsoever to BANK or any installment of principal or interest on this Note; (b) the death of MAKER; (c) the Collateral or any portion thereof shall at any time decline in value or otherwise become unsatisfactory to BANK; (d) BANK shall at any time deem itself insecure; (e) MAKER shall (i) apply for or consent to the appointment of a receiver; trustee in bankruptcy for benefit of creditors, or liquidator of it or of any of its property; (ii) admit in writing its inability to pay its debts as they mature or generally fail to pay its debts as they mature; (iii) make a general assignment for the benefit of creditors; (iv) be adjudicated a bankrupt or insolvent; (v) file a voluntary petition in bankruptcy, or a petition or an answer seeking reorganization or an arrangement with creditors, or seeking to take advantage of any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation law or statute or an answer admitting an act of bankruptcy alleged in a petition filed against it in any proceeding under any such law; (vi) take any action for the purpose of affecting any of the foregoing; or (vii) if any order, judgment or decree shall be entered against MAKER by any court of competent jurisdiction, approving a petition seeking its reorganization or appointing a receiver, trustee or liquidator of MAKER, or of all or a substantial part of the assets of MAKER, and such order, judgment or decree shall continue unstayed and in effect for a period of thirty (30) calendar days from the date of entry thereof; (f) the entry of any judgment against MAKER not otherwise provided for in (e)(vii) above; (g) the issuing of any attachments or garnishment, or the filing of any lien, against the Collateral or any property of MAKER; (h) the taking of possession of any substantial part of the Collateral or property of MAKER at the instance of any governmental authority; (i) the dissolution, merger, consolidation or reorganization of MAKER; (j) failure of MAKER to remain in good standing under the laws of its state of organization or failure to remain authorized to do business in each jurisdiction where such authorization is required; (k) the determination by BANK that a material adverse change has occurred in the financial condition of MAKER from the conditions set forth in the most recent financial statement of MAKER heretofore furnished to BANK, or from the condition of MAKER as heretofore most recently disclosed to BANK in any manner; or that any warranty, representation, certificate or statement of MAKER to BANK (whether contained in this Note or not) proves untrue; (1) the further granting by MAKER of a security interest in any of the Collateral without the written consent of BANK or determination of a security interest in the Collateral or any portion thereof which is not otherwise acceptable to BANK or which is superior to that of BANK's; (m) failure to do all things necessary to preserve and maintain the value and collectibility of the Collateral, including, but not limited to, the payment of taxes and premiums on policies of insurance on the due date thereof without the benefit of the grace period; (n) failure of MAKER, after request by BANK, to furnish financial information or to permit inspection of the MAKER's books and records, which failure shall continue uncured for ten (10) calendar days after notice of such default from BANK to MAKER; (o) any guarantor shall default upon its guaranty of this Note or if such guaranty ceases to be in full force and effect or shall be declared to be null and void or the validity thereof shall be contested by any guarantor of this Note; (p) the occurrence of any default or event of default, or any event which might become such with notice or the passage of time or both, or any similar event which requires the prepayment by MAKER of borrowed money or the acceleration of the maturity thereof; (q) any material adverse change in the financial condition of MAKER;
(r) the suspension or revocation of any permit or license, the absence of which would have a material adverse effect on the business of MAKER; or (s) any default under any mortgage, security agreement or any other document or instrument executed by MAKER in connection with this Note or the Collateral.

         Then, in every such Event of Default, BANK shall have all the remedies of a creditor, mortgagee and secured party under the Uniform Commercial Code and other laws of the State of Florida, and without limiting the generally of the foregoing, BANK shall have the right, at its option, and without notice or demand, to declare the entire amount of this Note remaining unpaid, and all other liabilities of MAKER or any of such liabilities selected by BANK, immediately due and payable. Additionally, upon the occurrence of an Event of Default, BANK shall be entitled to setoff against this Note all money owed by BANK in any capacity to MAKER, whether or not due, and also to setoff against all other liabilities of MAKER to BANK all money owed by BANK in any capacity to MAKER. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, BANK will give MAKER reasonable notice of the time and place of any public sale thereof or of the time after which a private sale will be held. The requirement of reasonable notice shall be met if such notice is mailed, postage prepaid, to MAKER at the address shown on the records of the BANK, at least seven (7) calendar days before the time of the sale. Upon disposition of any Collateral after the occurrence of any default hereunder, MAKER shall be and remain jointly and severally liable for any deficiency, and BANK shall account to MAKER for any surplus, but BANK shall have the right to apply all or any part of such surplus (or to hold the same as a reserve) against any and all other liabilities of MAKER to BANK.

         4. No delay or omission on the part of BANK in exercising any right hereunder shall operate as a waiver of such right or any right under this Note. No waiver shall be binding on BANK, unless in a writing signed by an authorized BANK officer, and then only to the extent specifically set forth therein.

         5. MAKER hereby expressly consents to any and all extensions and renewals, in whole or in part, and all delays in time or payment or other performance which the BANK may grant or permit at any time and from time to time without limitation, and without any notice to or further consent of MAKER. MAKER gives the BANK full authority, without notice or consent, in BANK's sole discretion to: (a) grant time, waivers and other indulgences in respect hereto;
(b) vary, exchange, release or discharge, wholly or partially, or delay in or abstain from perfecting its security interest in and enforcing its rights against any of the Collateral which the BANK now has or acquires after the date hereof; (c) accept partial payments from MAKER; (d) release or discharge, wholly or partially, MAKER, any guarantor or any person or entity liable for repayment of the indebtedness evidenced by this Note (hereinafter individually and collectively called OBLIGOR); and (e) make a settlement with any OBLIGOR for less than the aggregate amount of this Note and thereafter release such OBLIGOR from liability hereunder without releasing any other OBLIGOR. No action or inaction by BANK shall discharge any party liable for the payment hereof, and the liability of all such parties shall continue until actual payment is received by the BANK. The release or discharge of any OBLIGOR shall not discharge any other OBLIGOR, and the release or impairment of Collateral, the taking of a renewal note for part or all of the indebtedness hereunder or a change in the interest rate shall not discharge any OBLIGOR. MAKER further waives any defense to enforcement of this Note because of BANK's failure to preserve, perfect or continue perfection of any security interest now or hereafter held by BANK, or BANK's failure to claim or make any claim in any insolvency proceeding involving MAKER or any OBLIGOR.

         6. The BANK is hereby authorized by MAKER without notice to any of them to date this Note as of the day when the first disbursement of the loan evidenced hereby is made and to fill in any blank spaces herein to conform to the terms upon which the loan evidenced hereby is made.

         7. All payments of principal and interest on this Note are payable in lawful money of the United States of America in immediately available funds without deduction for or on account of any present or future taxes, duties or other charges levied or imposed on this Note or the proceeds, BANK or MAKER hereof by any government, or any instrumentality, authority or political subdivision thereof. MAKER shall receive immediate credit on payments received during BANK's normal business hours if made in immediately available funds; otherwise said payments shall be credited after clearance through normal banking channels. If any payment required to be made pursuant to this Note is not received on the due date, BANK shall have the right, at its election, to charge any of MAKER's accounts at the BANK, with the amount of such payment subject to availability of collected balances. MAKER agrees upon the request of BANK to pay all such taxes, duties and other charges in addition to principal and interest on this Note including all documentary stamp taxes and intangible taxes as are from time to time payable or assessed on this Note, but exclusive of United States income taxes and Florida income taxes.

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

         8. The BANK's rights hereunder and under nay other security agreement, mortgage or other writing or under applicable law shall be cumulative. BANK at its option may make subsequent advances evidenced by this Note, in which event this Note shall remain valid and enforceable notwithstanding partial or total payment, re-borrowing, or repayment of sums hereunder.

         9. Each MAKER shall furnish BANK such financial information as BANK may from time to time reasonably request and shall permit reasonable inspection of it's books and records during regular business hours.

         10. MAKER hereby waives any plea of jurisdiction or revenue as not being a resident of the County, Florida, where suit is instituted and hereby specifically authorizes any action brought upon the enforcement of this Note by BANK to be instituted and prosecuted in either the Circuit Court of any County, in the State of Florida, or any United States District Court situated in the State of Florida, at the election of BANK. Except as otherwise specifically provided with respect to the calculation of interest, this Note shall be governed as to validity, interpretation, construction, effect and all other respects by the laws and decisions of the State of Florida. Presentment, demand, protest and notice of dishonor, are hereby waived by MAKER. MAKER, jointly and severally, promises and agrees to pay all costs of collection of this Note including attorneys' fees and costs of the greater of (a) ten (10%) percent of the principal and accrued interest due under this Note if the BANK proceeds to collect this Note through the services of an attorney at law or by legal action, plus reasonable attorneys' fees incurred in appellate proceedings, or (b) reasonable attorneys' fees plus costs incurred in enforcing this Note and recovery of all amounts owing by MAKER to BANK, whether or not suit is instituted including in trial, on appeal, in bankruptcy proceedings or otherwise.

         11. All nouns and pronouns contained in this instrument shall mean and include the plural as well as the singular, and the masculine, feminine, and neuter gender whenever and wherever the contest so admits or requires.

         12. BANK AND MAKER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE AND ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE BANK MAKING THE LOAN OR EXTENSION OF CREDIT EVIDENCED BY THIS NOTE.

         13.      ADDITIONAL PROVISIONS:
                                              WESTMARK GROUP HOLDINGS, INC.

Address:          8000 North Federal Highway
                  ---------------------------
                  Boca Raton, FL  33487
                  ---------------------------
                                              __________________________________
                  ---------------------------
                                              By: Irving H. Bowen, its Treasurer





Amount of Documentary Stamps

Required on this Note:  $  525.00


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